                    GENERAL AMERICAN INVESTORS COMPANY, INC.

Established in 1927, the Company is a closed-end investment company listed on the New York Stock Exchange. Its objective is long-term capital appreciation through investment in companies with above average growth potential.


FINANCIAL SUMMARY
-------------------------------------------------------------------

                                                    1999              1998
                                                    ----              ----
Net assets-December 31 ....................    $1,244,519,124     $1,018,933,097
   Preferred Stock liquidation preference .       150,000,000        150,000,000
   Common Stock ...........................     1,094,519,124        868,933,097
Net investment income .....................        11,168,875         11,554,362
Net realized gain .........................       129,187,204        109,379,689
Net increase in unrealized appreciation ...       164,358,438        119,454,056

Per Common Share-December 31
   Net asset value ........................     $       41.74     $        34.87
   Market price ...........................     $     31.1875     $      30.4375
Discount from net asset value .............             -10.9%             -12.7%

Common Shares outstanding - Dec. 31........        26,219,377         24,916,719
Common stockholders of record - Dec. 31 ...             5,452              5,752
Market price range* (high-low) ............     $37.19-$30.19      $32.88-$24.50
Market volume-shares ......................         4,884,500          4,140,900

*Unadjusted for dividend payments.

DIVIDEND SUMMARY (per share)
----------------------------------------------------------------------------

                                                        Ordinary
     Record Date /Payment Date                           Income     Capital Gain   Total
     -------------------------                           ------     ------------   -----
Common Stock
     Nov. 15, 1999 / Dec. 21, 1999 ..............       $   .71  (a)  $ 2.41      $   3.12
     Jan. 24, 2000 / Mar.  7, 2000 ..............           .33  (b)    1.64          1.97
                                                           -------     --------    --------
     Total from 1999 earnings ...................       $  1.04       $ 4.05      $   5.09
                                                           =======     ========    ========

      (a) Includes short-term gain in the amount of $.29 per share.
      (b) Represents short-term gain.


     Nov. 16, 1998 / Dec. 22, 1998 ..............       $   .4672     $ 3.0428    $   3.51
     Jan. 25, 1999 / Mar. 10, 1999 ..............             --        1.36          1.36
                                                           -------     --------    --------
     Total from 1998 earnings ...................       $   .4672     $ 4.4028    $   4.87
                                                           =======     ========    ========


Preferred Stock
     Mar.  8, 1999 / Mar. 23, 1999 ..............       $   .0715     $  .3785    $    .45
     Jun.  7, 1999 / Jun. 23, 1999 ..............           .0715        .3785         .45
     Sep.  7, 1999 / Sep. 23, 1999 ..............           .0715        .3785         .45
     Dec.  6, 1999 / Dec. 23, 1999 ..............           .0715        .3785         .45
                                                           -------     --------    --------
     Total for 1999 .............................       $   .2860 (c) $ 1.5140    $   1.80
                                                           =======     ========    ========

      (c) Includes short-term gain in the amount of $.1164 per share ($.0291 per quarter).

     Sep.  8, 1998 / Sep. 23, 1998 ..............       $   .0625     $  .4075    $    .47
     Dec.  7, 1998 / Dec. 23, 1998 ..............           .0599        .3901         .45
                                                           -------     --------    --------
     Total for 1998 .............................       $   .1224     $  .7976    $    .92
                                                           =======     ========    ========


                    General American Investors Company, Inc.
                    450 Lexington Avenue, New York, NY 10017
                          (212) 916-8400 (800) 436-8401
                      E-Mail: InvestorRelations@gainv.com

1        TO THE STOCKHOLDERS
-------------------------------------------------------------------------------
         General American Investors

General American Investors has had an exceptional year. For the twelve months ended December 31, 1999, the investment return to our common stockholders was 39.2%, consisting of a 36.4% increase in the net asset value per share (assuming reinvestment of all dividends) together with a modest decline in the discount at which our shares trade. By comparison, the rate of return (including income) for our benchmark, the Standard & Poor's 500 Stock Index, was 21%.

The table that follows illustrates our returns on an annualized basis vs. the S&P 500 for longer periods of time. It reflects management's continuing emphasis on generating superior returns over many years.


Years        Stockholder Return        S&P 500
-------------------------------------------------
  3                 37.6%                27.5%
  5                 30.4                 28.5
 10                 20.5                 18.2
 20                 19.3                 17.9

Mirroring the market generally, the bulk of our gain last year derived from a relatively small number of securities. Our performance benefitted, importantly, from increases in the share prices of two portfolio stalwarts, Home Depot and Wal-Mart, whose shares were purchased initially in 1985 and 1984, respectively. The biggest contributors to last year's results, however, were two relatively recent additions to the portfolio and hardly household names. The first, Lam Research, a capital equipment supplier to the semiconductor industry, rose by more than four fold. The second, IDEC Pharmaceuticals, a biopharmaceutical company with several effective products, also registered a dramatic gain. Both investment ideas are products of our internal research effort and are now among our ten largest holdings.

Total assets are now in excess of $1.2 billion including the capital raised in our $150 million preferred stock offering. By contrast, 5 years ago our assets were approximately $500 million. General American remains wholly independent and self-managed as it has been since its inception in 1927. The Company's operating costs in relation to average net assets are well below the equity mutual fund industry norm and portfolio turnover remains modest.

Capital gain distributions for 1999 will total $4.05 per share, including $1.64 per share that will be distributed in March 2000. Because of tax requirements unique to our industry, gains realized in November and December are paid in the following calendar year. Total dividends attributable to 1999, including ordinary income, amounted to $5.09 per share or 12.2% of ending net asset value ("NAV"). This percentage has averaged 11.3% over the past 20 years.

The share repurchase program, a part of an ongoing effort to maximize NAV, continues apace. In 1999, 928,593 common shares were acquired at an average discount to NAV of 9.5%. The Board of Directors has authorized repurchases of common shares when they are trading at a discount in excess of 8% of NAV.

As in past years, our investments are focused on companies with strong financial characteristics and powerful positions in growing industries. Our fundamental approach to research relies upon a highly skilled staff of professionals supported by the latest technology.

While the economy remains robust in terms of Gross Domestic Product growth, labor productivity and jobs creation, signs of strain are becoming more evident. Inflation is rising steadily, if not spectacularly. Housing prices are among the more obvious examples of this trend. Labor shortages, especially among skilled workers, have become increasingly common. Finally, the price of money, the interest rate, has risen markedly. One year ago, for example, 30-year government bonds sold to yield 4.65%. Today, those bonds provide an interest rate of 6.71%.

The securities markets, which have been quite sensitive to interest rate changes traditionally, have continued their unprecedented rally. While we remain cautiously optimistic regarding the market and highly confident with respect to the quality of our portfolio holdings, a sixth year of 20%+ gains may be simply too much to ask for.

By Order of the Board of Directors,

Spencer Davidson
President and Chief Executive Officer
January 12, 2000

2        THE COMPANY
-------------------------------------------------------------------------------
         General American Investors

                               Corporate Overview

General American Investors, established in 1927, is one of the nation's oldest closed-end investment companies. It is an independent organization, internally managed. For regulatory purposes, the Company is classified as a diversified, closed-end management investment company; it is registered under and subject to the regulatory provisions of the Investment Company Act of 1940.

                                Investment Policy

The primary objective of the Company is long-term capital appreciation. Lesser emphasis is placed on current income. In seeking to achieve its primary objective, the Company invests principally in common stocks believed by its
management  to  have  better  than  average  growth   potential.

The Company's investment approach focuses on the selection of individual stocks, each of which is expected to meet a clearly defined portfolio objective. A continuous investment research program, which stresses fundamental security analysis, is carried on by the officers and staff of the Company under the oversight of the Board of Directors. A listing of the directors with their principal affiliations, showing a broad range of experience in business and financial affairs, is on page 16 of this report.

                                Portfolio Manager

Mr. Spencer Davidson has been responsible for the management of General American's portfolio since he was elected President and Chief Executive Officer of the Company in August 1995. Mr. Davidson, who joined the Company in 1994 as senior investment counselor, has spent his entire business career on Wall Street since first joining an investment and banking firm in 1966.


                               "GAM" Common Stock

As a closed-end investment company, General American Investors does not offer its shares continuously. The Common Stock is listed on The New York Stock Exchange (symbol, GAM) and can be bought or sold with commissions determined in the same manner as all listed stocks. Net asset value is computed daily (on an unaudited basis) and is furnished upon request. It is also available on most electronic quotation services using the symbol "XGAMX." The figure for net asset value per share, together with the market price and the percentage discount or premium from net asset value as of the close of each week, is published in The New York Times, The Wall Street Journal and Barron's.

3        THE COMPANY
-------------------------------------------------------------------------------
         General American Investors

The ratio of market price to net asset value has shown considerable variation over a long period of time. While shares of GAM usually sell at a discount from their underlying net asset value, as do the shares of most other domestic equity closed-end investment companies, they, periodically, have sold at a premium over net asset value. The last time the Company's shares sold at a premium was the year-long period from March 1992 through April 1993. During 1999, the stock sold at discounts from net asset value which ranged from 4% (September 23) to 12.6% (July 16). At December 31, the price of the stock was at a discount of 10.9% as compared with a discount of 12.7% a year earlier.


                            "GAM Pr" Preferred Stock

On June 19, 1998, the Company issued and sold in an underwritten offering 6,000,000 shares of its 7.20% Tax-Advantaged Cumulative Preferred Stock with a liquidation preference of $25 per share ($150,000,000 in the aggregate).

The Preferred Shares are noncallable for 5 years, are rated "aaa" by Moody's Investors Service, Inc. and are listed and traded on The New York Stock Exchange (symbol, GAM Pr).

The preferred capital is available to leverage the investment performance of the Common Stockholders. As is the case for leverage in general, it may also result in higher market volatility for the Common Stockholders.

                                 Dividend Policy

The Company's dividend policy is to distribute to stockholders before year-end substantially all ordinary income estimated for the full year and capital gains realized during the ten-month period ending October 31 of that year. If any additional capital gains are realized or ordinary income is earned during the last two months of the year, a "spill-over" distribution of these amounts will be paid early in the following year to Common Stockholders. Dividends on shares of Preferred Stock are paid quarterly. Distributions from capital gains and ordinary income are allocated proportionately among holders of shares of Common Stock and Preferred Stock.

Dividends from income have been paid continuously on the Common Stock since 1939 and capital gain dividends in varying amounts have been paid for each of the years 1943-1999 (except for the year 1974). (A table listing dividends paid during the 20-year period 1980 - 1999 is shown at the bottom of page 6.) To the extent that full shares can be issued, dividends are paid to Common Stockholders in additional shares of Common Stock unless the stockholder specifically requests payment in cash. Spill-over dividends of nominal amounts are paid in cash only.

4        INVESTMENT RESULTS
-------------------------------------------------------------------------------
         General American Investors

                                    [CAPTION]
      "Total return on $10,000 investment 20 years ended December 31, 1999"

The investment  return for a common  stockholder of General  American  Investors
(GAM) over the 20 years ended December 31, 1999 is shown in the table below and in the accompanying chart. The return on GAM's net asset value (NAV) per common share in comparison to the change in the Standard & Poor's 500 Stock Index (S&P
500) is also displayed. Each illustration assumes an investment of $10,000 at the beginning of 1980.

The Stockholder Return is the return a common stockholder of GAM would have achieved assuming reinvestment of all optional dividends at the actual reinvestment price and reinvestment of all cash dividends at the average (mean between high and low) market price on the ex-dividend date.

The GAM Net Asset Value (NAV) Return is the return on shares of the Company's common stock based on the NAV per share, including the reinvestment of all dividends.

The S&P 500 Return is the time-weighted total rate of return on this widely-recognized, unmanaged index which is a measure of general stock market performance, including dividend income.

The results illustrated are a record of past performance and may not be indicative of future results.

                                                  GENERAL AMERICAN INVESTORS
                                       ------------------------------------------------------
                                       STOCKHOLDER RETURN             NET ASSET VALUE RETURN      STANDARD & POOR'S 500 RETURN
                                       ------------------             -----------------------      ----------------------------
                                 CUMULATIVE       ANNUAL RETURN    CUMULATIVE     ANNUAL RETURN    CUMULATIVE     ANNUAL RETURN
                                 INVESTMENT                        INVESTMENT                      INVESTMENT
                   1980         $  17,195             71.95%        $ 14,673       46.73%           $ 13,245       32.45%
                   1981            19,468             13.22           14,834        1.10              12,587       (4.97)
                   1982            23,224             19.29           17,567       18.42              15,299       21.55
                   1983            27,011             16.31           21,609       23.01              18,749       22.55
                   1984            25,077             (7.16)          20,077       (7.09)             19,927        6.28
                   1985            31,299             24.81           27,104       35.00              26,257       31.77
                   1986            34,795             11.17           30,131       11.17              31,165       18.69
                   1987            29,190            (16.11)          30,894        2.53              32,798        5.24
                   1988            35,395             21.26           36,322       17.57              38,219       16.53
                   1989            52,598             48.60           50,073       37.86              50,304       31.62
                   1990            54,701              4.00           53,423        6.69              48,750       (3.09)
                   1991           101,198             85.00           86,059       61.09              63,570       30.40
                   1992           116,155             14.78           89,114        3.55              68,395        7.59
                   1993            97,663            (15.92)          87,555       (1.75)             75,316       10.12
                   1994            89,986             (7.86)          85,156       (2.74)             76,273        1.27
                   1995           109,082             21.22          105,236       23.58             104,875       37.50
                   1996           130,331             19.48          126,251       19.97             128,902       22.91
                   1997           185,826             42.58          166,715       32.05             171,865       33.33
                   1998           244,008             31.31          225,298       35.14             220,932       28.55
                   1999           339,707             39.22          307,307       36.40             267,239       20.96


5        INVESTMENT RESULTS
-------------------------------------------------------------------------------
         General American Investors

[Line graph with heading "20-YEAR INVESTMENT RESULTS ASSUMING AN INITIAL INVESTMENT OF $10,000" at top left hand side. The vertical axis is to the right side of the page and is labeled "CUMULATIVE VALUE OF INVESTMENT." The axis range is from $0 to $350,000 in $25,000 increments. The horizontal axis, on the bottom of the page, consists of the years 1980 through 1999 in one year increments. Within the graph are three lines. The first line represents GAM Stockholder Return. The second line represents GAM Net Asset Value, and the third line represents the S&P 500 Stock Index. The data points for the lines are derived from the columns labeled "Cumulative Investment" from the table on the preceding page. Also, embedded in upper left portion of the graph is a table which appears as follows:]

                    COMPARATIVE ANNUALIZED INVESTMENT RESULTS
--------------------------------------------------------------------------------------
  YEARS ENDED                          STOCKHOLDER        GAM NET            S&P 500
DECEMBER 31, 1999                        RETURN         ASSET VALUE       STOCK INDEX
-----------------                        ------         ------------       -----------
 1 year .....................              39.2%            36.4%            21.0%
 5 years ....................              30.4             29.3             28.5
10 years ....................              20.5             19.9             18.2
15 years ....................              19.0             19.9             18.9
20 years ....................              19.3             18.7             17.9

6        MAJOR STOCK CHANGES*: THREE MONTHS ENDED DECEMBER 31, 1999 (UNAUDITED)
-------------------------------------------------------------------------------
         General American Investors


                                                                                  SHARES HELD
INCREASES                                                 SHARES                DECEMBER 31, 1999
--------------------------------------------------------------------------------------------------------
        NEW POSITIONS
        Alkermes, Inc.                                      --                       50,000(a)
        Covance Inc.                                      273,000                   450,000(b)
        EMCORE Corporation                                295,000                   295,000
        Johnson & Johnson                                 127,800(c)                127,800
        Manugistics Group, Inc.                           105,000                   330,000(b)
        Quintiles Transnational Corp.                     250,000                   250,000
        Standard MEMS, Inc. Series A
         Convertible Preferred                            546,000                   546,000
        Wind River Systems, Inc.                           50,000                   200,000

        ADDITIONS
        AMR Corporation                                   100,000                   350,000
        Annuity and Life Re (Holdings), Ltd.               22,500                   522,500
        Buffets, Inc.                                     512,500                 1,637,500
        Everest Reinsurance Holdings, Inc.                125,000                   850,000
        Ford Motor Company                                 50,000                   650,000
        Saks Incorporated                                 100,000                   600,000
        The TJX Companies, Inc.                           550,000                   850,000

DECREASES
--------------------------------------------------------------------------------------------------------
        ELIMINATIONS
        AstraZeneca plc                                   241,661                    --
        Centocor, Inc.                                    200,000(c)                 --
        Kennametal Inc.                                   190,000                    --
        Reuters Group plc-ADR                              94,000                    --
        Ryder System, Inc.                                310,500                    --

        REDUCTIONS
        American International Group, Inc.                  6,250                   150,000
        Berkshire Hathaway Inc. Class A                         5                       315
        CCB Financial Corp.                                45,000                   155,000
        Cisco Systems, Inc.                                15,000                   420,000
        The Home Depot, Inc.                              250,000                 2,145,000(d)
        IDEC Pharmaceuticals Corporation                   70,000                   595,000(d)
        MedImmune, Inc.                                    57,500                   146,239
        MetaCreations Corporation                          25,000                   275,000
        Molex Incorporated Class A                         65,000                   497,500
        NTL Incorporated                                   10,000                   252,500(d)
        ReliaStar Financial Corp.                          10,000                   290,000
        SunTrust Banks, Inc.                                5,000                   235,000
        TriQuint Semiconductor, Inc.                       90,000                    33,000
        Wal-Mart Stores, Inc.                             105,000                   570,000

*   Excludes transactions in Stocks - Miscellaneous - Other.
(a) Purchased in prior period and previously carried under Stocks - Miscellaneous - Other.
(b) Includes shares purchased in prior period and previously carried under Stocks - Miscellaneous - Other.
(c) 127,800 shares of Johnson & Johnson were received in exchange for 200,000 shares of Centocor, Inc.
     in conjunction with a merger.
(d) Includes shares received in a stock split.

                                    [CAPTION]

"The following table shows aggregate dividends paid per share on the Company's Common Stock for each year during the 20-year period 1980-1999. Amounts shown include payments made after year-end attributable to income and gain in each respective year."

DIVIDENDS PER COMMON SHARE (1980-1999)
-------------------------------------------------------------------------------

                         DIVIDEND FROM
                                       LONG-TERM
YEAR             INCOME #             CAPITAL GAINS
----             -------              -------------
1980              $.50                $2.99
1981               .63                 3.63
1982               .36                 1.15
1983               .67                 2.38
1984               .28                 1.35
1985               .47                 1.07
1986               .36                 2.15
1987               .35                 1.54
1988               .29                 1.69
1989               .23                 1.56
1990               .21                 1.65
1991               .09                 3.07
1992               .03                 2.93
1993               .06                 2.34
1994               .06                 1.59
1995               .13                 2.77
1996               .25                 2.71
1997               .21                 2.95
1998               .47                 4.40
1999              1.04                 4.05

#Includes short-term capital gains per share which amounted to $.04 in 1980, $.08 in 1981, $.28 in 1983, $.12 in 1985, $.02 in 1989, $.03 in 1995, $.05
in 1996 and $.62 in 1999.

7        TEN LARGEST INVESTMENT HOLDINGS (UNAUDITED)
-------------------------------------------------------------------------------
         General American Investors

                                    [CAPTION]

"The statement of investments as of December 31, 1999, shown on pages 8 and 9 includes 58 stock issues. Listed here are the ten largest stock holdings on that date."

                                                                                                                          % TOTAL
                                                                                               SHARES        VALUE       NET ASSETS
THE HOME DEPOT, INC.                                                                         2,145,000      $147,468,750    11.9%
The dominant company in home center retailing, Home Depot's innovative merchandising, strong balance sheet and excellent management has enabled the
Company to continue to gain share in a fragmented industry.
---------------------------------------------------------------------------------------   ------------      ------------     ----
LAM RESEARCH CORPORATION                                                                       535,000        59,685,938     4.8
Recognized worldwide as a leading supplier of semiconductor production equipment in the etch market, the company designs, manufactures and services equipment used in the fabrication of integrated circuits.
---------------------------------------------------------------------------------------   ------------      ------------     ----
IDEC PHARMACEUTICALS CORPORATION                                                               595,000        58,458,750     4.7
A biopharmaceutical company which is committed to developing and commercializing effective treatments of selected cancers and autoimmune diseases.  With proven products such as Rituxan and a broad pipeline of product opportunities, IDEC is positioned for continued success.
---------------------------------------------------------------------------------------   ------------       -----------     ----
CISCO SYSTEMS, INC.                                                                            420,000        44,992,500     3.6
The worldwide leader in networking for the internet whose hardware and software solutions are used to link computers and related networks which facilitate access to information.  With beneficial solutions for their customers and strong management, Cisco is positioned for continued above-average growth.
---------------------------------------------------------------------------------------   ------------      ------------     ----
WAL-MART STORES, INC.                                                                          570,000        39,401,250     3.2
A policy of serving the mass market with everyday low prices, supported by the lowest cost structure has made Wal-Mart the nation's largest retailer with ongoing growth opportunities in the U.S. and overseas.
---------------------------------------------------------------------------------------   ------------      ------------     ----
FORD MOTOR COMPANY                                                                             650,000        34,653,125     2.8
A global manufacturer of automobiles, trucks and related parts.  The company provides financial services through its Ford Motor Credit subsidiary and owns 81% of Hertz, the top car rental firm in the U.S.
---------------------------------------------------------------------------------------   ------------      ------------     ----
COX COMMUNICATIONS, INC.                                                                       644,180        33,175,270     2.7
Among the nation's largest broadband communications companies with highly clustered cable television systems, Cox focuses on cable television programming, telecommunications and broadband networks.
---------------------------------------------------------------------------------------   ------------      ------------     ----
NTL INCORPORATED                                                                               252,500        31,499,375     2.5
A leading alternative telecommunications provider, NTL delivers a vast range of communications services to over 22 million customers in the United Kingdom and offers a diversity of solutions not available from any other single supplier.
---------------------------------------------------------------------------------------   ------------      ------------     ----
PFIZER INC.                                                                                    885,000        28,707,188     2.3
Well established as a leader in the pharmaceutical industry, Pfizer continues to reap the benefits of its commitment to research and development and its ability to effectively market products.  The recent launch of several new products serving large markets and development of a pipeline rich with many promising drug candidates position Pfizer for strong long-term growth.
---------------------------------------------------------------------------------------   ------------      ------------     ----
MEDIMMUNE, INC.                                                                                146,239        24,257,394     1.9
A biotechnology company concentrating on the development of products to meet medical needs in the areas of infectious diseases, transplants and cancer,
MedImmune has several efficacious products, including Synagis, and a diverse product development portfolio.
---------------------------------------------------------------------------------------   ------------      ------------     ----
                                                                                                            $502,299,540    40.4%
                                                                                                            ============    =====

8        STATEMENT OF INVESTMENTS: DECEMBER 31, 1999
-------------------------------------------------------------------------------
         General American Investors

COMMON                                                  SHARES            VALUE
STOCKS                                                                 (NOTE 1a)
COMMUNICATIONS AND INFORMATION SERVICES (9.2%)
Cisco Systems, Inc.+ ...............................     420,000    $ 44,992,500
Cox Communications, Inc. Class A + .................     644,180      33,175,270
NTL Incorporated + .................................     252,500      31,499,375
Wolters Kluwer NV-ADR ..............................     140,000       4,741,800
                                                                     -----------
                        (COST $16,690,657)                           114,408,945
                                                                     -----------
COMPUTER SOFTWARE AND SYSTEMS (3.2%)
Manugistics Group, Inc.+ ...........................     330,000      10,663,125
MetaCreations Corporation + ........................     275,000       2,363,281
Seagate Technology, Inc.+ ..........................     430,000      20,021,875
Wind River Systems, Inc.+ ..........................     200,000       7,325,000
                                                                      ----------
                        (COST $20,061,447)                            40,373,281
                                                                      ----------


CONSUMER PRODUCTS AND SERVICES (6.7%)
Buffets, Inc.+ ....................................    1,637,500      16,375,000
Ford Motor Company ................................      650,000      34,653,125
Interim Services Inc.+ ............................      400,000       9,900,000
PepsiCo, Inc. .....................................      200,000       7,050,000
Philip Morris Companies Inc. ......................      250,000       5,750,000
The ServiceMaster Company .........................      786,500       9,683,781
                                                                      ----------
                        (COST $69,593,344)                            83,411,906
                                                                      ----------
ELECTRONICS (1.8%)
Molex Incorporated Class A ........................      497,500      22,511,875
                                                                      ----------
                        (COST $12,942,502)

ENVIRONMENTAL CONTROL
  (INCLUDING SERVICES) (0.6%)
Waste Management, Inc. ............................      413,000       7,098,438
                                                                      ----------
                        (COST  $5,954,561)


FINANCE AND INSURANCE (15.2%)
American International Group, Inc. ................      150,000      16,218,750
AmerUs Life Holdings, Inc. Class A ................      450,000      10,350,000
Annaly Mortgage Management, Inc.  .................      550,000       4,812,500
Annuity and Life Re (Holdings), Ltd. ..............      522,500      13,650,313
Berkshire Hathaway Inc. Class A + .................          315      17,671,500
CCB Financial Corp. ...............................      155,000       6,752,187
Everest Reinsurance Holdings, Inc. ................      850,000      18,965,625
First Midwest Bancorp, Inc. .......................      412,500      10,931,250
Golden West Financial Corporation .................      480,000      16,080,000
Huntington Bancshares Incorporated ................      192,500       4,595,937
M&T Bank Corporation ..............................       45,000      18,641,250
ReliaStar Financial Corp. .........................      290,000      11,364,375
SunTrust Banks, Inc. ..............................      235,000      16,170,938
Transatlantic Holdings, Inc. ......................      200,000      15,612,500
XL Capital Ltd ....................................      151,890       7,879,294
                                                                     -----------
                       (COST $105,215,889)                           189,696,419
                                                                     -----------

HEALTH CARE  (12.6%)
     PHARMACEUTICALS (10.7%)
Alkermes, Inc.+ ...................................       50,000       2,456,250
GelTex Pharmaceuticals, Inc.+ .....................      535,000       6,854,687
IDEC Pharmaceuticals Corporation + ................      595,000      58,458,750
Johnson & Johnson .................................      127,800      11,917,350
Magainin Pharmaceuticals Inc.+ ....................      270,000         489,375
MedImmune, Inc.+ ..................................      146,239      24,257,394
Pfizer Inc. .......................................      885,000      28,707,188
                                                                      ----------
                        (COST $32,284,878)                           133,140,994
                                                                      ----------

     MEDICAL INSTRUMENTS AND DEVICES (0.9%)
Medtronic, Inc. ..................................       300,000      10,931,250
                                                                     -----------
                           (COST $906,118)

     HEALTH CARE SERVICES (1.0%)
BioReliance Corporation + ........................       317,000       1,812,843
Covance Inc.+ ....................................       450,000       4,865,625
Huntingdon Life Sciences Group plc-ADR + .........       524,500         491,719
Quintiles Transnational Corp.+ ...................       250,000       4,671,875
                                                                     -----------
                       (COST $15,083,126)                             11,842,062
                                                                     -----------
                       (COST $48,274,122)                            155,914,306
                                                                     -----------



9        STATEMENT OF INVESTMENTS: DECEMBER 31, 1999
--------------------------------------------------------------------------------
         General American Investors

COMMON                                               SHARES             VALUE
STOCKS (continued)                                                     (NOTE 1a)
MISCELLANEOUS (2.4%)
Other ............................................                $   29,614,854
                                                                      ----------
                        (COST $20,925,859)

OIL & NATURAL GAS (INCLUDING SERVICES) (1.3%)
Repsol, S.A.-ADR .................................       700,000      16,275,000
                                                                      ----------
                         (COST $ 8,236,884)

RETAIL TRADE (17.7%)
Consolidated Stores Corporation + ................       375,000       6,093,750
The Home Depot, Inc. .............................     2,145,000     147,468,750
Saks Incorporated + ..............................       600,000       9,337,500
The TJX Companies, Inc. ..........................       850,000      17,371,875
Wal-Mart Stores, Inc. ............................       570,000      39,401,250
                                                                     -----------
                        (COST $38,803,977)                           219,673,125
                                                                     -----------

SEMICONDUCTORS (8.4%)
C-Cube Microsystems Inc.+ ........................       150,000       9,337,500
DuPont Photomasks, Inc.+ .........................       120,000       5,790,000
EMCORE Corporation + .............................       295,000      10,030,000
Lam Research Corporation + .......................       535,000      59,685,938
PRI Automation, Inc.+ ............................       245,000      16,445,625
TriQuint Semiconductor, Inc.+ ....................        33,000       3,671,250
                                                                     -----------
                        (COST $30,888,775)                           104,960,313
                                                                     -----------
SPECIAL HOLDINGS  #+ (NOTE 6) (0.2%)
Sequoia Capital IV ................................       ++              27,800
Standard MEMS, Inc. Series A Convertible Preferred.      546,000       3,003,000
                                                                       ---------
                        (COST $ 3,992,654)                             3,030,800*
                                                                       ---------

TRANSPORTATION (1.9%)
AMR Corporation + .................................      350,000      23,450,000
                                                                      ----------
                        (COST $18,620,241)


TOTAL COMMON STOCKS (81.2%)  (COST $400,200,912)                   1,010,419,262
                                                                   -------------


SHORT-TERM SECURITIES AND OTHER ASSETS
--------------------------------------------------------------------------------
Ford Motor Credit Company notes
   due 1/4-2/17/00; 5.25%-6.15%                       $70,000,000     69,235,932
General Electric Capital Corp. notes
   due 1/18-2/14/00; 5.65%-6.33%                       53,900,000     53,237,851
General Motors Acceptance Corp. notes
   due 1/7-1/26/00; 5.99%-6.40%                        54,900,000     54,257,100
Sears Roebuck Acceptance Corp. notes
 due 1/11-2/1/00; 6.10%-6.15%                          57,000,000     56,287,755
                                                                   -------------
                       (COST $233,018,638)                           233,018,638

Cash, receivables, prepaid expenses and
        other assets, less liabilities                                 1,081,224
                                                                   -------------

TOTAL SHORT-TERM SECURITIES AND OTHER ASSETS, NET (18.8%)
                        (COST $234,099,862)                          234,099,862
                                                                  --------------
NET ASSETS              (COST $634,300,774)                       $1,244,519,124
                                                                  ==============

+Non-income producing security.
++ A limited partnership interest.
# Restricted security.
* Fair value of each holding in the opinion of the Directors.

(see notes to financial statements)

10       STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
         General American Investors

                                                                  December 31,
                                                         ------------------------------
ASSETS                                                        1999           1998
---------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE ( NOTE 1a )
  Common Stocks
   (cost $400,200,912 and $289,690,788, respectively)   $1,010,419,262   $  726,172,450
  Convertible corporate note
   (cost $2,265,500)                                               --        11,643,750
  Corporate discount notes
   (cost $233,018,638 and $280,098,046, respectively)      233,018,638      280,098,046
                                                         -------------   --------------
                                                         1,243,437,900    1,017,914,246


CASH, RECEIVABLES AND OTHER ASSETS
  Cash ..............................................           92,743           63,648
  Receivable for securities sold ....................        4,352,729          380,256
  Dividends, interest and other receivables .........        2,613,692        3,422,621
  Prepaid Expenses ..................................        4,423,775        4,002,793
  Other .............................................          580,184          597,461
                                                         -------------    -------------

TOTAL ASSETS ........................................    1,255,501,023    1,026,381,025
                                                         -------------    -------------

LIABILITIES
---------------------------------------------------------------------------------------
   Payable for securities purchased .................        2,781,760        1,041,228
   Preferred dividend accrued but not yet declared ..          240,000          240,000
   Accrued expenses and other liabilities ...........        7,960,139        6,166,700
                                                          ------------    -------------

TOTAL LIABILITIES ...................................       10,981,899        7,447,928
                                                          ------------   --------------

NET ASSETS ..........................................   $1,244,519,124   $1,018,933,097
                                                        ==============   ==============
NET ASSETS APPLICABLE TO PREFERRED STOCK AT
  A LIQUIDATION VALUE OF $25 PER SHARE ..............     $150,000,000     $150,000,000
                                                          ============   ==============

NET ASSETS APPLICABLE TO COMMON STOCK ...............   $1,094,519,124     $868,933,097
                                                         =============   ==============

NET ASSET VALUE PER COMMON SHARE ....................           $41.74           $34.87
                                                          ============   ==============

NET ASSETS
---------------------------------------------------------------------------------------
   7.20% Tax-Advantaged Cumulative Preferred Stock,
      $1 par value (note 2)
      Authorized 10,000,000 shares; outstanding
      6,000,000 shares ..............................       $6,000,000       $6,000,000
   Common Stock, $1 par value (note 2)
      Authorized 30,000,000 shares; outstanding
      26,219,377 and 24,916,719 shares, respectively
      (exclusive of 105,400 and 36,000 shares,
      respectively, held in Treasury) ...............       26,219,377       24,916,719
   Additional paid-in Capital (note 2) ..............      551,566,976      509,613,489
   Undistributed realized gain on
      securities sold (note 2) ......................       51,801,923       33,430,631
   Distributions in excess of net income (note 2) ...       (1,047,502)        (647,654)
   Unallocated distributions on Preferred Stock .....         (240,000)        (240,000)
   Unrealized appreciation on investments (including
      aggregate gross unrealized appreciation of
      $638,728,297 and $460,462,209, respectively) ..      610,218,350      445,859,912
                                                          ------------   --------------

TOTAL NET ASSETS ....................................   $1,244,519,124   $1,018,933,097
                                                        ==============   ==============

(see notes to financial statements)

11       STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
         General American Investors

                                                       YEAR ENDED DECEMBER 31,
INCOME                                                --------------------------
                                                       1999            1998
--------------------------------------------------------------------------------
   Dividends (net of foreign withholding taxes
     of $198,010 and $185,768, respectively) .....   $   6,927,077  $  7,552,080
   Interest ......................................      13,355,343    11,223,985
   Investment advisory fees (note 1c)                          --         58,426
                                                       -----------    ----------
TOTAL INCOME .....................................      20,282,420    18,834,491
                                                       -----------    ----------

EXPENSES
--------------------------------------------------------------------------------
   Investment research ...........................       5,291,925     3,738,547
   Administration and operations .................       2,372,064     2,146,732
   Office space and general ......................         680,511       621,478
   Transfer agent, custodian and registrar
     fees and expenses ...........................         220,989       218,043
   Directors' fees and expenses ..................         184,675       200,180
   Stockholders' meeting and reports .............         149,881       163,051
   Auditing and legal fees .......................         120,000       108,000
   Miscellaneous taxes (note 1b) .................          93,500        84,098
                                                         ---------     ---------
TOTAL EXPENSES ...................................       9,113,545     7,280,129
                                                         ---------    ----------
NET INVESTMENT INCOME ............................      11,168,875    11,554,362
                                                        ----------    ----------

REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1d AND 4)
-----------------------------------------------------------------------------------
  Net realized gain on sales of securities
    (long-term, except for $16,905,418 in 1999)...     129,187,204   109,379,689
  Net increase in unrealized appreciation ........     164,358,438   119,454,056
                                                      ------------   ------------

 NET GAIN ON INVESTMENTS .........................     293,545,642   228,833,745
                                                      ------------   ------------
INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS .....................    $304,714,517  $240,388,107
                                                     =============  ============

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                       YEAR ENDED DECEMBER 31,
                                                       -------------------------
OPERATIONS                                             1999               1998
--------------------------------------------------------------------------------
   Net investment income .....................   $  11,168,875     $  11,554,362
   Net realized gain on sales of securities ..     129,187,204       109,379,689
   Net increase in unrealized appreciation ...     164,358,438       119,454,056
                                                 -------------     -------------
INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS .................     304,714,517       240,388,107
                                                 -------------     -------------

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS
--------------------------------------------------------------------------------
   From net income, including short-term
      capital gain ...........................      (1,716,000)         (734,400)
   From long-term capital gain ...............      (9,084,000)       (4,785,600)
   Unallocated distributions on
     Preferred Stock .........................              --          (240,000)
                                                 -------------     -------------
DECREASE IN NET ASSETS FROM PREFERRED
   DISTRIBUTIONS .............................     (10,800,000)       (5,760,000)
                                                 -------------     -------------

DISTRIBUTIONS TO COMMON STOCKHOLDERS
--------------------------------------------------------------------------------
   From net income, including short-term
      capital gain ...........................     (17,730,368)      (11,114,275)
   From long-term capital gain ...............     (93,854,267)      (75,627,722)
                                                 -------------     -------------
DECREASE IN NET ASSETS FROM COMMON
   DISTRIBUTIONS .............................    (111,584,635)      (86,741,997)
                                                 -------------     -------------

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------

   Value of Common Shares issued in payment
     of dividends (note 2) ...................      73,742,396        51,184,992
   Cost of Common Shares purchased (note 2) ..     (30,486,251)      (27,310,005)
   Net proceeds from the issuance of Preferred
     Stock (note 2) ..........................              --       144,575,000
                                                 -------------     -------------
INCREASE IN NET ASSETS - CAPITAL TRANSACTIONS       43,256,145       168,449,987
                                                 -------------     -------------
NET INCREASE IN NET ASSETS ...................     225,586,027       316,336,097

NET ASSETS
--------------------------------------------------------------------------------

BEGINNING OF YEAR ............................   1,018,933,097       702,597,000
                                                 -------------     -------------

END OF YEAR (including distributions in
   excess of net income of $1,047,502 and
   $647,654, respectively) ...................  $1,244,519,124    $1,018,933,097
                                                ==============     =============

( see notes to financial statements )

12     NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
       General American Investors

1. SIGNIFICANT ACCOUNTING POLICIES

General American Investors Company, Inc. (the "Company"), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

a. SECURITY VALUATION Securities traded on securities exchanges or on the NASDAQ National Market System are valued at the last reported sales price on the last business day of the period. Listed and NASDAQ securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price on the valuation date. Corporate discount notes are valued at amortized cost, which approximates market value. Special holdings are valued at fair value in the opinion of the Directors. In determining fair value, in the case of restricted shares, consideration is given to cost, operating and other financial data and, where applicable, subsequent private offerings or market price of the issuer's unrestricted shares (to which a 30 percent discount is applied); for limited partnership interests, fair value is based upon an evaluation of the partnership's net assets.

b. FEDERAL INCOME TAXES The Company's policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required.

c. INVESTMENT ADVISORY FEES Income from fees (charged at the annual rate of 1/2% of assets under management, computed quarterly) was recorded as the related advisory services were performed by the Company. The Company ceased providing investment advisory services to outside accounts on July 31, 1998.

d.  OTHER  As  customary  in  the  investment   company   industry,   securities
transactions   are  recorded  as  of  the  trade  date.   Dividend   income  and
distributions to stockholders are recorded as of the ex-dividend dates.

2. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS

On June 19, 1998, the Company issued and sold 6,000,000 shares of its 7.20% Tax-Advantaged Cumulative Preferred Stock. The stock has a liquidation preference of $25.00 per share plus an amount equal to accumulated and unpaid dividends to the date of redemption.

The Company is required to allocate distributions from long-term capital gains and other types of income proportionately among holders of shares of Common
Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds the Basic Maintenance Amount under the guidelines established by Moody's Investors Service, Inc. The Company has met these requirements since the issuance of the Preferred Stock.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.

At all times, holders of Preferred Stock will elect two members of the Company's Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years' dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company's subclassification as a closed-end investment company or changes in its fundamental investment policies.


Transactions in Common Stock during 1999 and 1998 were as follows:

                                                                     SHARES                        AMOUNT
                                                             ------------------------    ------------------------------
                                                              1999          1998            1999           1998
                                                             ------------------------    ------------------------------
                Shares issued in payment of dividends
                   (includes 859,193 and 950,800
                    shares issued from
                    Treasury, respectively) .........        2,231,251        1,755,541   $  2,231,251   $  1,755,541
                Increase in paid-in capital .........                                       71,511,145     49,429,451
                                                                                          ------------    -----------
                   Total increase ...................                                       73,742,396     51,184,992
                                                                                          ------------    -----------

                Shares purchased (at an average
                   discount from net asset value of
                    9.5% and 11.1%, respectively)....          928,593          943,500       (928,593)      (943,500)
                Decrease in paid-in capital .........                                      (29,557,658)   (26,366,505)
                                                                                          ------------    -----------
                   Total decrease ...................                                      (30,486,251)   (27,310,005)
                                                                                          ------------    -----------
                Net increase ........................                                      $43,256,145    $23,874,987
                                                                                          ============    ===========

13     NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
       General American Investors


2. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS
     (Continued from bottom of previous page)

The cost of the 105,400 shares of Common Stock held in Treasury at December 31, 1999 amounted to $3,687,526.

On January 12,2000, the Board of Directors declared on the Common Stock a dividend of $51,554,067 from realized gains, including $42,918,106 from long-term capital gains and the balance from short-term gains (ordinary income). This dividend is payable in Common Stock, or in cash upon request, on March 7, 2000.

Dividends in excess of net income for financial statement purposes result primarily from transactions where tax treatment differs from book treatment.


3. OFFICERS' COMPENSATION AND RETIREMENT AND THRIFT PLANS

The aggregate compensation paid by the Company during 1999 and 1998 to its officers amounted to $3,669,000 and $3,070,000, respectively.

The Company has non-contributory retirement plans and a contributory thrift plan which cover substantially all employees. The costs to the Company and the assets and liabilities of the plans are not material. Costs of the plans are funded currently.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (other than short-term securities) during 1999 were $273,280,700 and $294,147,625, respectively. At December 31, 1999, the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes.

5. GENERAL INFORMATION

Brokerage commissions during 1999 were $552,399, including $71,400 paid to Goldman, Sachs & Co. The Chairman Emeritus of the Company is a retired partner of Goldman, Sachs & Co.

6. RESTRICTED SECURITIES

                                                                              DATE                     VALUE
                                                                            ACQUIRED      COST       (NOTE 1a)
                                                                            --------   -----------  -----------
                      Sequoia Capital IV* ...............................   1/31/84    $  989,654   $   27,800
                      Standard MEMS, Inc. Series A
                        Convertible Preferred ...........................  12/17/99     3,003,000    3,003,000
                                                                                       ----------   ----------
                      Total .............................................              $3,992,654   $3,030,800
                                                                                       ==========   ==========

* The amounts shown are net of distributions from this limited partnership interest which, in the aggregate, amounted to $4,703,157. The initial investment in the limited partnership was $2,000,000.


7. OPERATING LEASE COMMITMENT

In July 1992, the Company entered into an operating lease agreement for office space which expires in 2007 and provides for future rental payments in the aggregate amount of approximately $5.6 million. The lease agreement contains a clause whereby the Company received twenty months of free rent beginning in December 1992 and escalation clauses relating to operating costs and real property taxes.

Rental expense approximated $320,000 for 1999. Minimum rental commitments under the operating lease are approximately $403,000 per annum in 2000 through 2002 and $504,000 per annum in 2003 through 2007.

In March 1996, the Company entered into a sublease agreement which expires in 2003 and provides for future rental receipts. Minimum rental receipts under the sublease are approximately $203,000 per annum in 2000 through 2002 and $64,000 in 2003. The Company will also receive its proportionate share of operating expenses and real property taxes under the sublease.

Unaudited
--------------------------------------------------------------------------------
In addition to purchases of the Company's Common Stock as set forth in Note 2 on page 12, purchases of Common Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

14  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
    General American Investors

                                    [CAPTION]

"The following table shows per share operating performance data, total investment return, ratios and supplemental data for each year in the five-year period ended December 31, 1999. This information has been derived from information contained in the financial statements and market price data for the Company's shares."

                                                                         1999          1998        1997         1996        1995
                                                                       ---------    ---------   ---------    ---------    ---------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year .................................  $    34.87    $    29.15 $    25.24   $    23.94   $  22.31
                                                                       ---------     ---------  ---------    ---------    -------
   Net investment income ...........................................         .45           .47        .21          .22        .08
   Net gain on securities - realized and unrealized ................       11.32          9.44       7.15         3.86       4.54
                                                                       ---------     ---------  ---------    ---------    -------
Total from investment operations ...................................       11.77          9.91       7.36         4.08       4.62
                                                                       ---------     ---------  ---------    ---------    -------

Less Distributions on:
 Common Stock:
   Dividends from investment income ................................        (.71)(a)      (.48)      (.26)(b)    (.20)      (.11)(c)
   Distributions from capital gains ................................       (3.77)        (3.24)     (3.19)      (2.58)     (2.87)
   In excess of net income .........................................          --            --         --          --       (.01)
                                                                       ---------     ---------  ---------    ---------    -------
                                                                           (4.48)        (3.72)     (3.45)      (2.78)     (2.99)
 Preferred Stock:
   Dividends from investment income ................................        (.07)(d)      (.03)        --          --         --
   Distributions from capital gains ................................        (.35)         (.20)        --          --         --
   Unallocated .....................................................          --          (.01)        --          --         --
                                                                       ---------     ---------  ---------    ---------    -------
                                                                            (.42)         (.24)        --          --         --

Total distributions ................................................       (4.90)        (3.96)     (3.45)      (2.78)     (2.99)
                                                                       ---------     ---------  ---------    ---------    -------
Capital Stock transaction -
   effect of Preferred Stock offering ..............................          --          (.23)        --          --         --
                                                                       ---------     ---------  ---------    ---------    -------

Net asset value, end of year .......................................  $    41.74    $    34.87  $   29.15    $  25.24    $ 23.94
                                                                      ==========    ==========  =========    =========    =======
Per share market value, end of year ................................  $    37.19    $    30.44  $   26.19    $  21.00    $ 20.00
                                                                      ==========    ==========  =========    =========    =======

TOTAL INVESTMENT RETURN - Stockholder Return, based on
   market price per share                                                  39.22%        31.31%     42.58%      19.48%     21.22%

RATIOS AND SUPPLEMENTAL DATA
Total net assets, end of year
   (000's omitted) .................................................  $1,244,519    $1,018,933   $ 702,597   $ 597,597   $573,693
Net assets attributable to Common Stock,
   end of year (000's omitted) .....................................  $1,094,519      $868,933   $ 702,597   $ 597,597   $573,693

Ratio of expenses to average net assets
   applicable to Common Stock ......................................        1.01%         0.95%       0.98%       1.05%      1.25%
Ratio of net income to average net assets
   applicable to Common Stock ......................................        1.23%         1.50%       0.80%       0.88%      0.36%
Portfolio turnover rate ............................................       33.68%        34.42%      32.45%      33.40%     29.14%

PREFERRED STOCK
Liquidation value, end of year
   (000's omitted) .................................................  $  150,000    $  150,000        --           --           --
Asset coverage .....................................................         830%          679%       --           --           --
Liquidation preference per share ...................................      $25.00        $25.00        --           --           --
Market value per share .............................................      $21.75        $25.88        --           --           --

(a)      Includes short-term capital gain in the amount of $.29 per share.
(b)      Includes short-term capital gain in the amount of $.05 per share.
(c)      Includes short-term capital gain in the amount of $.03 per share.
(d)      Includes short-term capital gain in the amount of $.028 per share.

15       REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
         General American Investors

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF
GENERAL AMERICAN INVESTORS COMPANY, INC.

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of General American Investors Company, Inc. as of December 31, 1999, and the related statements of operations and changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of General American Investors Company, Inc. at December 31, 1999, the results of its operations and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                               Ernst & Young LLP


                                                              New York, New York
                                                                January 14, 2000

OFFICERS
--------------------------------------------------------------------------------
SPENCER DAVIDSON
President and Chief
Executive Officer

ANDREW V. VINDIGNI
Vice-President

EUGENE L. DeSTAEBLER, JR.
Vice-President, Administration

PETER P. DONNELLY
Vice-President and Trader

DIANE G. RADOSTI
Treasurer

CAROLE ANNE CLEMENTI
Secretary

SERVICE COMPANIES
--------------------------------------------------------------------------------

COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Ernst & Young LLP

CUSTODIAN
Bankers Trust Company

TRANSFER AGENT AND REGISTRAR
ChaseMellon Shareholder Services, L.L.C.
P.O. Box 3315
South Hackensack, NJ  07606-1915
1-800-413-5499
www.chasemellon.com

16       DIRECTORS
--------------------------------------------------------------------------------
         General American Investors

LAWRENCE B. BUTTENWIESER, CHAIRMAN
Rosenman & Colin LLP, Partner


ARTHUR G. ALTSCHUL, JR.
Diaz & Altschul Group, LLC, Co-Chairman
Delta Opportunity Fund, Ltd., Director
Medicis Pharmaceutical Corporation, Director
The Overbrook Foundation, Trustee
Soliloquy, Inc., Chairman

LEWIS B. CULLMAN
Cullman Ventures, LLC, President
Chess-in-the-Schools, Chairman, Board of Trustees
Metropolitan Museum of Art, Trustee
Museum of Modern Art, Vice Chairman, International
    Council and Honorary Trustee
The New York Botanical Garden,
    Senior Vice Chairman, Board of Managers

SPENCER DAVIDSON
General American Investors Company, Inc.,
    President and Chief Executive Officer
Medicis Pharmaceutical Corporation, Director
Neurosciences Research Foundation, Trustee

GERALD M. EDELMAN
Neurosciences Institute of the Neurosciences
    Research Foundation, Director and President
The Scripps Research Institute,
    Chairman, Department of Neurobiology
Becton, Dickinson and Company, Director

ANTHONY M. FRANK
Belvedere Capital Partners, Chairman
Financial Security Assurance Holdings Ltd., Director
The Charles Schwab Corporation, Director
Temple-Inland Inc., Director

JOHN D. GORDAN,III
Morgan, Lewis & Bockius LLP, Partner

BILL GREEN
ClientSoft, Inc., Director
Commercial Capital Corp., Director
Energy Answers Corporation, Director
New York City Campaign Finance Board, Member
New York City Housing
    Development Corporation, Member and Vice Chair

SIDNEY R. KNAFEL
SRK Management Company, Managing Partner
BioReliance Corporation, Chairman
CoreComm Incorporated, Director
Insight Communications Company, Inc., Chairman
NTL Incorporated, Director

RICHARD R. PIVIROTTO
CBS Inc., Director
General Theological Seminary, Trustee
The Gillette Company, Director
The Greenwich Bank and Trust Company, Director
Greenwich Hospital Corporation, Trustee
Immunomedics, Inc., Director
Infinity Broadcasting Corporation, Director
New York Life Insurance Company, Director
Princeton University, Charter Trustee Emeritus
Yale New Haven Health Systems, Trustee

JOSEPH T. STEWART, JR.
Foundation of the University of Medicine
    and Dentistry of New Jersey, Trustee
Liposome Co., Inc., Director
Marine Biological Laboratory, Member, Advisory Council

RAYMOND S. TROUBH
Becton, Dickinson and Company, Director
Diamond Offshore Drilling, Inc., Director
Foundation Health Systems, Inc., Director
Starwood Hotels & Resorts, Trustee
Triarc Companies, Inc., Director
--------------------------------------------------------

ARTHUR G. ALTSCHUL, CHAIRMAN EMERITUS
WILLIAM O. BAKER, DIRECTOR EMERITUS
WILLIAM T. GOLDEN, DIRECTOR EMERITUS

General American Investors Company, Inc.
450 Lexington Avenue, New York, NY  10017
(212) 916-8400      (800) 436-8401
E-mail:   InvestorRelations@gainv.com